Long-Term Investments and Variable Interest Entities	12 Months Ended
Dec. 31, 2023
Investments, Debt and Equity Securities [Abstract]
Long-Term Investments and Variable Interest Entities	LONG-TERM INVESTMENTS AND VARIABLE INTEREST ENTITIES

	December 31, 2023	December 31, 2022
Long-term investments	22	11
Total	22	11
Long-term investments are equity securities with no readily determinable fair value for which the Company has elected to apply the cost method as a measurement alternative. Long-term investments include a $9 million interest in DNP Photomask Europe S.p.A (“DNP”). In 2023, the Company paid $10 million to acquire a minor equity stake in a start up. The investment is related to the development of Silicon Photonics technology for the RF Communications business.
In 2023, the Company and Sanan Optoelectronics jointly created SANAN, STMicroelectronics Co., Ltd. for high-volume 200mm SiC device manufacturing activities in China. The purpose of the joint venture is to support the rising demand for the Company's SiC devices for car electrification and industrial power and energy applications in China. With the creation and future operations of SST JV, the Company seeks to create a fully integrated vertical value chain aiming at serving the Chinese electrification market. Sanan Optoelectronics will build a separate 200mm SiC substrate manufacturing facility to fulfill SST JV's needs. SST JV will produce SiC devices exclusively for the Company, using the Company's proprietary SiC manufacturing process technology and know how and serving as a dedicated foundry to support the Company's demand for Chinese customers.
The Company has identified SST JV as a VIE, primarily based on the disproportionality between its 49% equity interest rights and its economic interest and operating role in the joint venture. Indeed the significant activities of SST JV involve or are conducted on behalf of the Company as the sole customer of the joint venture. Moreover, through its key role in the successful process qualification and future manufacturing efficiency based on its SiC manufacturing process technology, the Company has the power to control the activities that most significantly impact SST JV's future economic performance. Additionally, based on the nature of the risks impacting SST JV's future economic performance, the Company will absorb the potential losses of SST JV or the right to receive benefits downstream the whole integrated SiC device value chain. Consequently, the Company has a controlling financing interest in SST JV and is the primary beneficiary of the VIE.
As the primary beneficiary of SST JV, the Company fully consolidates the VIE, with the recognition of 51% non-controlling interest. Non-controlling interest amounted to $52 million as of December 31, 2023, which corresponds to the capital contribution received from Sanan Optoelectronics upon creation and first consolidation of SST JV. No gain or loss was recognized on the initial consolidation of the VIE as no fair value measurement was required, the joint venture being a newly incorporated entity. Profit and loss reported by the VIE for the year ended December 31, 2023 was not material. The carrying amount of SST JV's assets and liabilities, together with their classification in the consolidated balance sheet as of December 31, 2023, are separately disclosed in Note 7, Note 10 and Note 17.
The joint venture agreement signed between Sanan Optoelectronics and the Company includes further capital subscriptions of both shareholders on a proportional equity interest basis. The total amount for the full build out of the joint venture will also be financed by local government support, as disclosed in Note 7, and loans to the joint venture.